Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Income Taxes
Net operating losses	$ 616,910	$ 14,367
Stock-based compensation	39,439
Capitalized R&D expenses	206,222	8,925
Total deferred tax assets	862,571	23,292
Valuation allowance	(873,817)	$ (23,292)
Deferred income tax assets, net	(11,246)
Property and equipment	38
Start-up costs	11,208
Total deferred tax liability	$ 11,246